UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by Image Entertainment, Inc. (“Image”) on January 28, 2008, regarding (i) the Output Distribution Agreement, dated as of December 7, 2007 (the “Distribution Agreement”), by and between Image and CT1 Holdings, LLC (“CT1”), and (ii) the Amended and Restated Agreement and Plan of Merger, dated as of June 27, 2007 (the “Amended Merger Agreement”), by and among Image, BTP Acquisition Company, LLC (“BTP”) and IEAC, Inc.

Attached hereto as Exhibit 99.2 and incorporated herein by reference is a copy of an amended notice of default (“Merger Default Notice”), dated January 25, 2008, issued by BTP to Image claiming that Image is in breach and default of the Amended Merger Agreement. Image rejects every claim made by BTP in the Merger Default Notice that Image is in breach and default of the Amended Merger Agreement. Image remains in full compliance with the Amended Merger Agreement, which remains in full force and effect until February 1, 2008. Image intends to fully enforce all of its rights under the Amended Merger Agreement.

Attached hereto as Exhibit 99.3 and incorporated herein by reference is a copy of a notice of termination (“Termination Notice”), dated January 25, 2008, issued by CTI to Image purporting to terminate the Distribution Agreement. Image remains in full compliance with the Distribution Agreement and intends to fully enforce its rights under the Distribution Agreement.

Attached hereto as Exhibit 99.4 and incorporated herein by reference is a copy of a letter, dated January 25, 2008, sent by legal counsel for Image to legal counsel for CT1 in response to the Termination Notice.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release, dated January 28, 2008.

99.2	Amended Notice of Default of the Amended Merger Agreement sent by BTP Acquisition Company, LLC to Image Entertainment, Inc., dated January 25, 2008.

99.3	Notice of Termination of Output Distribution Agreement sent by CT1 Holdings, LLC to Image Entertainment, Inc., dated January 25, 2008.

99.4	Letter sent by legal counsel for Image Entertainment, Inc. to legal counsel for CT1 Holdings, LLC, responding to the Notice of Termination of Output Distribution Agreement, dated January 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: January 28, 2008	By:	/s/ Dennis Hohn Cho
Dennis Hohn Cho
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 28, 2008.

99.2	Amended Notice of Default of the Amended Merger Agreement sent by BTP Acquisition Company, LLC to Image Entertainment, Inc., dated January 25, 2008.

99.3	Notice of Termination of Output Distribution Agreement sent by CT1 Holdings, LLC to Image Entertainment, Inc., dated January 25, 2008.

99.4	Letter sent by legal counsel for Image Entertainment, Inc. to legal counsel for CT1 Holdings, LLC, responding to the Notice of Termination of Output Distribution Agreement, dated January 25, 2008.